Exhibit 99.2

2Q14 Earnings Presentation July 23, 2014 Presenters: Anthony G. Petrello Chairman, President & Chief Executive Officer William Restrepo Chief Financial Officer

Forward-Looking Statements 2 We often discuss expectations regarding our markets, demand for our products and services, and our future performance in our annual and quarterly reports, press releases, and other written and oral statements. Such statements, including statements in this document incorporated by reference that relate to matters that are not historical facts are "forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These "forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors must recognize that events and actual results could turn out to be significantly different from our expectations. You should consider the following key factors when evaluating these forward-looking statements: fluctuations in worldwide prices and demand for natural gas, natural gas liquids and crude oil; fluctuations in levels of natural gas, natural gas liquids and crude oil exploration and development activities; fluctuations in the demand for our services; the existence of competitors, technological changes and developments in the oilfield services industry; the existence of operating risks inherent in the oilfield services industry; the existence of regulatory and legislative uncertainties; the possibility of changes in tax laws; the possibility of political instability, war or acts of terrorism in any of the countries in which we do business; and general economic conditions including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, a sustained increase or decrease in the price of natural gas, natural gas liquids or crude oil, which could have a material impact on exploration and production activities, could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all inclusive, but is designed to highlight what we believe are important factors to consider.

3 Recent Highlights

4 Financial Summary ($000’s except EPS) 2Q13 3Q13 4Q13 1Q14 2Q14 Revenue $1,459,326 $1,548,965 $1,605,390 $1,587,173 $1,616,405 EBITDA 355,814 439,337 437,242 391,168 416,280 Operating Income 89,604 165,893 159,584 109,041 133,460 Diluted EPS(1) $0.08 ($0.30)2 $0.42 $0.16 $0.213 (1) Diluted EPS from continuing operations (2) Includes charges of $0.50 per share for debt redemption and asset impairments, net of early terminations (3) Includes several items related to businesses in the process of being disposed and the redemption of SWSI preferred stock, which net to a loss of approximately 3¢ per share Financials reflect reclassification of Peak to discontinued operations

Combination of Nabors Completion & Production Services with C&J Energy Services 5 > Combination creates: 5th largest stimulation fleet in North America Largest fluids management fleet in North America 2nd largest workover/well-servicing fleet in North America Enhanced prospects for international expansion through a global alliance agreement > Nearly 1.2 MM HHP of pressure pumping capacity across the US 683 workover rigs in the US and Canada ~1,500 fluid management trucks ~$3.2 billion combined LTM revenue Over 10,000 employees

Capitalization defined as Net Debt plus Shareholders' Equity(2) Improving Financial Flexibility 6 (1) (2) Coverage defined as LTM EBITDA / LTM Interest Expense (3) Leverage defined as Total Debt / LTM EBITDA Note: Subtotals may not total due to rounding High 3/31/12 End 2013 12/31/13 Current 6/30/14 Change High-2Q14 ($MM's) Total Debt $4,773 $3,914 $3,956 ($817) Cash and ST Investments 494 507 486 (8) Net Debt $4,279 $3,407 $3,470 ($809) Net Debt to Capitalization(1) 42.4% 36.3% 36.4% (6.0%) Coverage(2) 7.8x 7.4x 8.7x 0.9x Leverage(3) 2.5x 2.4x 2.3x (0.2x) 0 200 400 600 800 1,000 1,200 2016 2017 2018 2019 2020 2021 2023 Thousands Debt Tranches Prior to Refinancing Post Refinancing

Significant Rig Awards 7 Date Country/Type Awards 2012 U.S. PACE®-X 17 1Q13 U.S. PACE®-X 2 2Q13 U.S. PACE®-X 2 Argentina 6 Kurdistan 2 Kazakhstan 1 3Q13 U.S. PACE®-X 8 Saudi Arabia 11 Mexico 2 1Q14 U.S. PACE®-X 3 2Q14 U.S. PACE®-X 8 2012-2014 Significant Awards 62 Total PACE®-X Rig Awards 40 Contracted Revenue $2.9 Billion Total Rig Years 151.7 Realized Revenue $235 Million Rig Years at 6/30/14 20.8 *Includes Significant Rig Awards Avg. U.S. Rig Equiv. 385.3 Contract Summary

Recent Asset Sales > 2Q14 Asset Sales 3 Barge Rigs 1 Jack-Up > Signed agreement for sale of Alaska E&P Anticipated close 3Q14 > Anticipated cash proceeds from all sales 2Q14: $38 Million 3Q14: $33 Million 4Q14+: $24 Million Does not include overriding royalty interest and carried working interest associated with the Alaska E&P sale 8

9 Drilling & Rig Services

10 Drilling & Rig Services Income (Loss) Derived from Operating Activities ($000's) 2Q13 3Q13 4Q13 1Q14 2Q14 Drilling & Rig Services: U.S. $69,813 $92,710 $75,378 $72,494 $89,977 Canada 3,895 12,244 14,536 26,160 225 International 32,481 54,271 69,612 48,119 50,583 Rig Services (5,383) 2,357 (2,179) 8,728 9,059 Total $100,806 $161,582 $157,347 $155,501 $149,844

2Q14 Rig Utilization & Availability 11 Rig Fleet(1) 2Q14 Rig Years Average Utilization U.S. Lower 48 AC 157 149 95% Legacy 114 50 44% U.S. Lower 48 Total 271 199 73% U.S. Offshore 19 11 58% Alaska 19 6 32% Canada 64 22 34% International 146 127 87% Subtotal 519 365 70% PACE®-X Construction(2) 10 Intl. Newbuilds & Upgrades 12 U.S. & Intl. Offshore Newbuilds 3 Total Fleet 544 (1) As of 6/30/14 (2) Includes announced newbuild commitments and rigs to be delivered in 2014

0 5 10 15 20 25 30 35 40 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 Deployments Cumulative Deployments Cumulative Rig Year PACE-X Rig Deployments & Rig Years 12 > PACE®-X rig economic relevance now tracking deployments 15.2 PACE®-X Rig Years through 2Q14

International Working Rigs 13 Algeria 10 Ecuador 6 Kurdistan 2 Romania 1 Angola 1 India 3 Kuwait 2 Russia 6 Argentina 22 Iraq 1 Mexico 7 Saudi Arabia 34 Colombia 8 Italy 1 Oman 4 Venezuela 5 Congo 1 Kazakhstan 1 PNG 2 Yemen 2 Total 119 As of 6/30/14

14 Completion & Production Services

Completion & Production Services Income (Loss) Derived from Operating Activities 15 2Q13 3Q13 4Q13 1Q14 2Q14 Completion & Production Services: Completion Services $6,870 $13,024 $14,072 ($33,635) ($581) Production Services 23,471 25,909 26,736 30,591 29,889 Total $30,341 $38,933 $40,808 ($3,044) $29,308

U.S. Completion & Production Services Fleet Region Rigs Frac Crews Trucks Frac Tanks CTU Cementing Wireline SWD Western 181 552 1,828 15 12 Rockies 76 9 75 322 2 9 10 2 Mid-Con 34 1 95 448 8 11 5 Northeast 7 5 104 597 40 15 West Texas 106 3 326 1,269 3 4 3 12 South Texas 28 3 210 511 7 3 3 Ark-La-Tex 14 129 304 7 Gulf Coast 4 San Angelo Facility 3 10 Total 446 24 1,491 5,279 30 84 42 29 16 As of 6/30/14

17 Outlook and Summary

Key Takeaways 18 > U.S. Drilling benefits from PACE®-X deployments and tightening rig market > Accelerating PACE®-X newbuilds to capitalize on strong demand for high-spec rigs > International poised for strong growth > Larger high-impact, global opportunity set, relative to U.S. peers > Focus on matters within our control to improve profitability

19 Appendix

EBITDA 20 ) 2Q13 3Q13 4Q13 1Q14 2Q14 Drilling & Rig Services $316,630 $384,188 $380,242 $382,238 $376,789 Completion & Production Services 81,515 90,814 96,425 $53,402 $85,881 Other reconciling items (42,331) (35,665) (39,425) (44,472) (46,390) Total $355,814 $439,337 $437,242 $391,168 $416,280

21 Nabors Global Infrastructure Margins and Activities 3Q13 4Q13 1Q14 2Q14 Drilling Margin (1) Rig Yrs Margin (1) Rig Yrs Margin (1) Rig Yrs Margin (1) Rig Yrs U.S. Drilling $12,269 195.5 $11,133 198.4 $11,073 206.6 $11,380 215.3 Canada 11,459 30.0 11,478 32.5 11,452 43.8 10,034 21.6 International 14,397 124.2 15,884 124.6 13,811 129.8 14,124 127.3 Production Services Rev/Hr Rig Hrs Rev/Hr Rig Hrs Rev/Hr Rig Hrs Rev/Hr Rig Hrs U.S. $573 223,504 $587 205,456 $576 209,982 $582 210,750 Canada 753 39,463 820 36,455 860 41,540 660 28,671 (1) Margin = gross margin per rig per day for the period. Gross margin is computed by subtracting direct costs from operating revenues for the period.